UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 30, 2018 (May 24, 2018)

QUANTA SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-13831	74-2851603
(Commission File No.)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 2600

Houston, Texas 77056

(Address of principal executive offices, including ZIP code)

(713) 629-7600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 24, 2018, at the 2018 Annual Meeting of Stockholders of Quanta Services, Inc. (the “Company” or “Quanta”), Quanta’s stockholders approved Amendment No. 3 (the “Amendment”) to Quanta’s 2011 Omnibus Equity Incentive Plan (the “Omnibus Plan”), which increased the number of shares of Quanta Common Stock that may be issued thereunder by 1,550,000 shares, clarified the definition of a change in control used in the Omnibus Plan and restricted permitted transfers of awards. The foregoing description of the Amendment is qualified in its entirety by reference to the complete text of the Amendment and the Omnibus Plan, as amended, copies of which are included as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On May 24, 2018, Quanta held its 2018 Annual Meeting of Stockholders.

(b) The final voting results for the items that were presented for stockholder approval, recommendation or ratification at the annual meeting are set forth below. These items related to each proposal described in detail in the Company’s definitive proxy statement for the annual meeting, which was filed with the Securities and Exchange Commission on April 13, 2018. Unless otherwise indicated, all results presented below reflect the voting power of Quanta Common Stock and Series G Preferred Stock, voting together as a single class.

Election of Directors (Item 1)

The following nine director nominees were elected as directors of the Company to serve one-year terms expiring at the 2019 Annual Meeting of Stockholders. The vote totals for each director are set forth in the table below:

Nominee:	For	Against	Abstain	Broker Non-Votes
Earl C. Austin, Jr.	111,194,598	1,217,819	239,448	12,231,014
Doyle N. Beneby	110,956,508	1,456,530	238,827	12,231,014
J. Michal Conaway	110,818,373	1,594,993	238,499	12,231,014
Vincent D. Foster	110,838,345	1,574,932	238,588	12,231,014
Bernard Fried	110,326,990	2,085,959	238,916	12,231,014
Worthing F. Jackman	110,332,532	2,079,517	239,816	12,231,014
David M. McClanahan	111,774,069	638,973	238,823	12,231,014
Margaret B. Shannon	109,825,979	2,074,045	751,841	12,231,014
Pat Wood, III	104,999,572	7,413,677	238,616	12,231,014

Advisory Vote on Executive Compensation (Item 2)

The advisory resolution approving the Company’s executive compensation as set forth in the proxy statement was approved, with the vote totals as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
110,907,260	1,392,599	352,006	12,231,014

Ratification of Appointment of Independent Registered Public Accounting Firm (Item 3)

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2018 was ratified, with the vote totals as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
122,273,419	2,345,312	264,148	—

Approval of Amendment to Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan (Item 4)

The Amendment was approved, with the vote totals as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
107,294,909	5,055,151	301,805	12,231,014

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

10.1	Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan (previously filed as Exhibit 4.5 to the Company’s Form S-8 (No. 333-174374) filed May 20, 2011 and incorporated herein by reference)

10.2	Amendment No. 1 to the Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan (previously filed as Exhibit 10.4 to the Company’s Form 10-Q for the quarter ended June 30, 2013 (No. 001-13831) filed August 9, 2013 and incorporated herein by reference)

10.3	Amendment No. 2 to the Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan (previously filed as Exhibit 10.1 to the Company’s Form 10-Q for the quarter ended June 30, 2016 (No. 001-13831) filed August 8, 2016 and incorporated herein by reference)

10.4*	Amendment No. 3 to the Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan

* Filed with this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2018	QUANTA SERVICES, INC.

	By:	/s/ Donald C. Wayne
Name: Donald C. Wayne
Title: Executive Vice President and General Counsel